INCOME TAXES - Deferred tax assets and liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Deferred tax assets/(liabilities):
Net operating loss carryforwards	$ 10,874	$ 9,151
Stock Compensation	207	187
Property plant and equipment	(114)	(150)
Other	45	(119)
Total	11,012	9,069
Valuation allowance	$ (11,012)	$ (9,069)